Dividends	12 Months Ended
Dec. 31, 2021
Dividends
Dividends

B5    Dividends

Demerger dividends from discontinued operations

On 13 September 2021, following approval by the Group's shareholders, Prudential plc demerged Jackson, its US operations, via a dividend in specie. At the point of the demerger, the Group retained a non-controlling holding of 19.7 per cent economic interest (19.9 per cent voting interest) in the total common stock of Jackson. As required by IFRIC 17 'Distributions of Non-Cash Assets to Owners', the dividend has been recorded at $1,735 million, being the fair value of those shares distributed to shareholders at the date of the demerger of Jackson.

On 21 October 2019, following approval by the Group's shareholders, Prudential plc demerged its UK and Europe operations (M&G plc) via a dividend in specie of $7,379 million. The presentation of discontinued UK and Europe operations is consistent with the methodology described above for discontinued US operations.

Other dividends

	2021			2020			2019
	Cents per			Cents per			Cents per
	share		$m	share		$m	share		$m
Dividends relating to reporting year:
First interim ordinary dividend	5.37	¢	140	5.37	¢	140	20.29	¢	528
Second interim ordinary dividend	11.86	¢	326	10.73	¢	280	25.97	¢	675
Total	17.23	¢	466	16.10	¢	420	46.26	¢	1,203
Dividends paid in reporting year:
Current year first interim ordinary dividend	5.37	¢	138	5.37	¢	140	20.29	¢	526
Second interim ordinary dividend for prior year	10.73	¢	283	25.97	¢	674	42.89	¢	1,108
Total	16.10	¢	421	31.34	¢	814	63.18	¢	1,634

First and second interim dividends are recorded in the period in which they are paid.

Dividend per share

The 2021 first interim dividend of 5.37 cents per ordinary share was paid to eligible shareholders on 28 September 2021.

On 13 May 2022, Prudential will pay a second interim dividend of 11.86 cents per ordinary share for the year ended 31 December 2021. The second interim dividend will be paid to shareholders included on the UK register at 6.00pm BST and to shareholders on the HK register at 4.30pm Hong Kong time on 25 March 2022 (Record Date), and also to the Holders of US American Depositary Receipts (ADRs) as at 25 March 2022. The second interim dividend will be paid on or about 20 May 2022 to shareholders with shares standing to the credit of their securities accounts with The Central Depository (Pte) Limited (CDP) at 5.00pm Singapore time on the Record Date.

Shareholders holding shares on the UK or Hong Kong share registers will continue to receive their dividend payments in either GBP or HKD respectively, unless they elect otherwise. Shareholders holding shares on the UK or Hong Kong registers may elect to receive dividend payments in USD. Elections must be made through the relevant UK or Hong Kong share registrar on or before 21 April 2022. The corresponding amount per share in GBP and HKD is expected to be announced on or about 28 April 2022. The USD to GBP and HKD conversion rates will be determined by the actual rates achieved by Prudential buying those currencies prior to the subsequent announcement.

Holders of ADRs will continue to receive their dividend payments in USD. Shareholders holding an interest in Prudential shares through CDP in Singapore will continue to receive their dividend payments in SGD at an exchange rate determined by CDP.

Shareholders on the UK register are eligible to participate in a Dividend Reinvestment Plan.